FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

September 30, 2002

(Unaudited)

FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

September 30, 2002

(Unaudited)

Table of Contents

Page

Balance Sheets Statements of Income Statements of Cash Flows Notes to Interim Financial Statements (Unaudited)	2 3 4 5

                     Financial guaranty insurance Company

                                Balance Sheets

                   September 30, 2002 and December 31, 2001

                            (Dollars in thousands)

                                                                 September 30,     December 31,
                            Assets                                   2002              2001
                                                                ----------------  ---------------
                                                                  (Unaudited)
Fixed maturity securities, available-for-sale, at fair value
(amortized
   cost of $2,535,402 in 2002 and $2,339,319 in 2001)         $    2,644,030        2,317,022
Preferred stock, available-for-sale, at fair value (cost of
$30,598
   in 2002 and 2001)                                                  30,571           29,888
Short-term investments, at cost, which approximates fair value       423,115          255,271
Cash                                                                   1,126              281
Accrued investment income                                             30,439           34,262
Receivable for securities sold                                        13,532              --
Reinsurance receivable                                                 7,603            9,640
Deferred policy acquisition costs                                     73,638           71,700
Property, plant, and equipment net of accumulated
depreciation of
   $8,260 in 2002 and $8,213 in 2001                                     381              428
Prepaid reinsurance premiums                                         128,410          130,298
Prepaid expenses and other assets                                      8,978            9,383
                                                                ----------------  ---------------
             Total assets                                     $    3,361,823        2,858,173
                                                                ================  ===============
             Liabilities and Stockholder's Equity
Liabilities:
   Unearned premiums                                          $      663,593          612,791
   Losses and loss adjustment expenses                                44,528           48,855
   Ceded reinsurance payable                                           2,348            1,928
   Accounts payable and accrued expenses                              19,244           18,037
   Payable for securities purchased                                  156,783           14,667
                                                                 September 30,     December 31,
                            Assets                                   2002          -176676.739
                                                                ----------------  ---------------
                                                                  (Unaudited)      -231405.254
Fixed maturity securities, available-for-sale, at fair value
(amortized                                                                           (286,134)
   cost of $2,535,402 in 2002 and $2,339,319 in 2001)         $     (481,668)        (340,862)
Preferred stock, available-for-sale, at fair value (cost of
$30,599                                                             (597,137)        (395,591)
   in 2002 and 2001)                                                (712,606)        (450,319)
Short-term investments, at cost, which approximates fair value      (828,075)        (505,048)
Cash                                                                (943,544)        (559,776)
Accrued investment income                                         (1,059,013)        (614,505)
Receivable for securities sold                                    (1,174,482)        (669,233)
Reinsurance receivable                                            (1,289,951)        (723,962)
Deferred policy acquisition costs                                 (1,405,420)        (778,690)

                     Financial Guaranty Insurance Company

                           Statements of Cash Flows

                   September 30, 2002 and December 31, 2001

                            (Dollars in thousands)

                                               Three months ended               Nine months ended
                                                 September 30,                    September 30,
                                       ------------------------------------------------------------------
                                             2002             2001            2002            2001
                                       ------------------------------------------------------------------
Revenues:
   Gross premiums written           $          58,551          37,265         172,438          97,552
   Ceded premiums written                      (6,690)         (4,246)        (18,195)         (8,844)
                                       ------------------------------------------------------------------
            Net premiums written               51,861          33,019         154,243          88,708
   Increase in net unearned premiums          (12,911)         (7,252)        (52,690)        (15,707)
                                       ------------------------------------------------------------------
            Net premiums earned                38,950          25,767         101,553          73,001

   Net investment income                       29,397          32,555          87,576          95,948
   Net realized gains                          26,343          31,463          56,775          59,586
   Other income                                   232             --            5,159             --
                                       ------------------------------------------------------------------
            Total revenues                     94,922          89,785         251,063         228,535
                                       ------------------------------------------------------------------
Expenses:
   Losses and loss adjustment
     expenses (income)                          1,915             451          (2,154)            633
   Policy acquisition costs deferred           (4,378)         (2,816)        (12,338)         (8,909)
   Amortization of deferred policy
     acquisition costs                          2,394           2,054          10,400           7,830
   Other underwriting expenses                  8,512           4,857          26,443          19,650
                                       ------------------------------------------------------------------
            Total expenses                      8,443           4,546          22,351          19,204
                                       ------------------------------------------------------------------
            Income before provision
               for Federal income
               taxes                           86,479          85,239         228,712         209,331
   Provision for Federal income
   taxes                                       24,233          20,854          59,524          48,167
                                       ------------------------------------------------------------------
            Net income              $          62,246          64,385         169,188         161,164
                                       ==================================================================

See accompanying notes to interim financial statements.

                     Financial Guaranty Insurance Company

                     Notes to Interim Financial Statements

                          September 30, 2002 and 2001

                                                                       Nine months ended
                                                                         September 30,
                                                                ---------------------------------
                                                                     2002            2001
                                                                ---------------------------------
                                                                          (Unaudited)
Operating activities:
   Net income                                                 $     169,188           161,164
   Adjustments to reconcile net income to net cash provided
   by
     operating activities:
        Provision for deferred income taxes                             804             2,079
        Amortization of fixed maturity securities                     6,766             3,562
        Policy acquisition costs deferred                           (12,338)           (8,909)
        Amortization of deferred policy acquisition costs            10,400             7,830
        Depreciation of fixed assets                                     47               163
        Change in reinsurance receivable                              2,037               (16)
        Change in prepaid reinsurance premiums                        1,888             6,278
        Change in accrued investment income, prepaid
        expenses,
          and other assets                                            4,228              (709)
        Change in unearned premiums                                  50,802             9,429
        Change in losses and loss adjustment expense reserves        (4,327)              563
        Change in ceded reinsurance payable, accounts
        payable
          and accrued expenses                                        1,627            (6,587)
        Change in current Federal income taxes payable               28,809            18,163
        Net realized gains on investments                           (56,775)          (59,586)
        Other net                                                    (4,137)            2,113
                                                                ---------------------------------
            Net cash provided by operating activities               199,019           135,537
                                                                ---------------------------------
Investing activities:
                                                                       Nine months ended
                                                                         September 30,
                                                                ---------------------------------
                                                                     2002         -23469.6802
                                                                ---------------------------------
                                                                  (Unaudited)     -26617.2439
Operating activities:                                                                 (29,765)
   Net income                                                 $     (26,514)          (32,912)
   Adjustments to reconcile net income to net cash provided
   by                                                               (30,746)          (36,060)
     operating activities:                                          (34,978)          (39,207)
        Provision for deferred income taxes                         (39,210)          (42,355)
        Amortization of fixed maturity securities                   (43,442)          (45,503)
        Policy acquisition costs deferred                           (47,675)          (48,650)
        Amortization of deferred policy acquisition costs           (51,907)          (51,798)
        Depreciation of fixed assets                                (56,139)          (54,945)
        Change in reinsurance receivable                            (60,371)          (58,093)

(1) Basis of Presentation

    The interim financial  statements of Financial  Guaranty  Insurance Company
    (the  Company) in this report  reflect all  adjustments  necessary,  in the opinion of  management,  for a fair  statement of (a) results of operations for the three  months and nine months  ended  September 30,  2002 and 2001,
    (b) the  financial  position at September 30,  2002 and December 31,  2001, and (c) cash flows for the nine months ended September 30, 2002 and 2001.

    These interim  financial  statements should be read in conjunction with the financial  statements  and  related  notes  included  in the  2001  audited financial statements.

    The  preparation  of financial  statements  in conformity  with  accounting principles  generally  accepted  in the United  States of America (US GAAP)
    requires  management  to make  estimates  and  assumptions  that affect the reported  amounts of assets and  liabilities  and  disclosure of contingent assets and  liabilities  at the date of the  financial  statements  and the reported  amounts of revenues and  expenses  during the  reporting  period.
    Actual results could differ from those estimates.

(2) Statutory Accounting Practices

    The  financial  statements  are  prepared  on the  basis of US GAAP,  which differs  in certain  respects  from  accounting  practices  "prescribed  or permitted" by the state  insurance  regulatory  authorities.  The Company's
    statutory  basic  financial   statements  are  prepared  on  the  basis  of
    accounting  prescribed  or  permitted  by the  State of New York  Insurance
    Department.  A  reconciliation  of the  Company's  net  income for the nine months ended  September 30,  2002 and 2001, and stockholder's  equity as of
    September 30,  2002 and 2001 on a GAAP basis to the  corresponding  amounts on a statutory basis is as follows:

                                  Nine months ended September 30,
                           ----------------------------------------------
                                   2002                    2001
                           ----------------------  ----------------------
                           Net        Stockholder'sNet        Stockholder's
                            income      equity      income      equity
                           ---------  -----------  ---------  -----------
                           ---------  -----------  ---------  -----------

    GAAP basis amount    $ 169,188    2,256,371    161,164    1,999,093
    Premium revenue
      recognition            4,165    (207,252)    (5,711)    (210,685)
    Deferral of
      acquisition costs     (1,938)    (73,638)    (1,079)     (69,509)
    Contingency reserve         --    (990,825)        --     (856,365)
    Portfolio loss
      reserves             (10,200)     18,500         --       28,700
    Non-admitted assets         --        (391)        --         (473)
    Case-basis loss
      reserves               1,093         498         13         (185)
    Deferral of income
      taxes                 (8,650)     64,342      2,079       74,881
    Unrealized gains on
      fixed maturity
      securities, net
      of tax                    --     (69,557)        --      (31,176)
    Recognition of
      profit commission       (120)     (8,340)      (582)      (7,981)
    Unauthorized
      reinsurance               --         (17)        --          (25)
    Allocation of tax
      benefits due to
      Parent's net
      operating loss to
      Company                   --      11,385         --       11,385
    Contingency reserve
      tax deduction             --     102,540         --       95,008
                           ---------  -----------  ---------  -----------
                           ---------  -----------  ---------  -----------

    Statutory basis
      amount             $ 153,538    1,103,616    155,884    1,032,668
                           =========  ===========  =========  ===========

    Subsequent  to  September  30,  2002,  the  State  of  New  York  Insurance
    Department  adopted  certain of the deferred tax provisions of Statement of
    Statutory  Accounting  Principles (SSAP) No. 10 - Income Taxes. The Company
    does expect the impact of adoption to be material.

(3) Dividends

    Under New York  Insurance  Law,  the Company  may pay a dividend  only from earned surplus subject to the following limitations:

o     Statutory  surplus  after  dividends  may not be less  than  the  minimum required paid-in capital, which was $72.5 million in 2001.

o     Dividends  may not  exceed  the  lesser of 10% of its  surplus or 100% of adjusted net  investment  income,  as defined  therein,  for the twelve month period  ending on the  preceding  December 31,  without the prior approval  of  the  Superintendent  of  the  New  York  State  Insurance
        Department.

    The Company declared  dividends of $-0- and  $200 million  during the first nine  months  of 2002  and  2001  respectively.  The  2001  dividends  were
    extraordinary   dividends   approved  by  the  New  York  State   Insurance
    Department  and were paid  during the third  quarter  of 2001.  None of the
    Company's  surplus is available for dividends  during 2002 without approval by the New York State Insurance Department.

(4) Income Taxes

    The  Company's  effective  Federal  corporate tax rate (26.0% and 23.0% for the nine months ended  September 30,  2002 and 2001 and 28.0% and 24.5% for the  three  months  ended  September 30,  2002 and  2001) is less  than the statutory  corporate  tax rate of 35% on ordinary  income due to  permanent differences  between financial and taxable income,  principally  tax-exempt interest.

(5) Reinsurance

    Net premiums  earned are shown net of premiums ceded of  $20.1 million  and
    $15.1 million  for the nine months  ended  September 30,  2002 and 2001 and
    $8.0  million and $3.2  million for the three  months  ended  September 30,
    2002 and 2001.

                                    7

(6) Comprehensive Income

    Comprehensive  income  encompasses  all  changes  in  stockholder's  equity
    (except those arising from  transactions  with  stockholders)  and includes net income,  net unrealized  capital gains or losses on  available-for-sale securities,  net of taxes,  and foreign currency  translation  adjustments, net of taxes. The following is a reconciliation of comprehensive income:

                               Three months ended     Nine months ended
                                  September 30,         September 30,
                               --------------------  ---------------------
                                 2002       2001       2002        2001
                               ---------  ---------  ---------   ---------

    Net income               $ 62,246      64,385    169,188     161,164
    Other comprehensive
      income:
      Change in unrealized
        investment gains,
        net of tax expense
        of $25,057 and
        $45,469 for the
        three and nine
        months ended
        September 30, 2002
        and $5,479 and
        $4,911 for the
        three and nine
        months ended
        September 30, 2001     46,535      10,176    84,442        9,121
      Change in foreign
        exchange losses,
        net of tax benefit
        of $0 and ($2,228)
        for the three and
        nine months ended
        September 30, 2002
        and $0 and ($460)
        for the three and
        nine months ended
        September 30, 2001         --          --    (4,138)        (854)
                               ---------  ---------  ---------   ---------

    Comprehensive income     $ 108,781     74,561    249,492     169,431
                               =========  =========  =========   =========